UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               -------------------

                        Date of Report: December 16, 1996

                               -------------------


                               W.W. GRAINGER, INC.
             (Exact name of registrant as specified in its charter)


          ILLINOIS                    1-5684                     36-1150280
(State or other jurisdiction    (Commission File No.)        (I.R.S. Employer
     of incorporation or                                    Identification No.)
        organization)



         455 Knightsbridge Parkway
           Lincolnshire, Illinois                         60069-3620
   (Address of principal executive offices)               (Zip Code)


     Registrant's telephone number, including area code: (847) 793-9030





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Items 2 and 9.  Acquisition  or  Disposition  of  Assets  and  Sales  of  Equity
                Securities Pursuant to Regulation S

         On December 2, 1996, W.W. Grainger, Inc. (the "Company") acquired the industrial distribution business (the "Business") of Acklands Limited ("Acklands") pursuant to a Share Purchase Agreement dated as of November 4, 1996 (the "Agreement"). The consideration paid to Acklands for the Business consisted of C$180 million (US$135 million) in cash and 2,039,886 shares of common stock of the Company. The number of shares was calculated on the basis of the approximate market price of Company common stock on the date of the letter of intent relating to the transaction.

         The Business had sales of more than C$400 million (US$299 million) for the fiscal year ended January 31, 1996. It is Canada's largest nationwide distributor of broad line industrial supplies.

         Prior to the closing, Acklands transferred the Business to Acklands - Grainger Inc. ("AGI"), a new, wholly owned Canadian subsidiary of Acklands, in exchange for shares of AGI and a promissory note (the "Promissory Note") in the amount of C$179.5 million. Pursuant to the Agreement, the Company acquired all of the outstanding shares of AGI from Acklands for C$0.5 million in cash and 2,039,886 shares of common stock of the Company. After the closing, AGI paid the C$179.5 million principal amount of the Promissory Note to Acklands with funds borrowed from Royal Bank of Canada. The Company is guarantor with respect to this borrowing.

         The shares of common stock issued by the Company to Acklands in connection with the acquisition of the Business were not registered under the Securities Act of 1933 (the "Act") in reliance upon Regulation S under the Act for transactions outside the United States (the acquisition was consummated in Canada) and Section 4(2) of the Act for transactions not involving a public offering. The issuance of shares did not involve an underwriter and no discount or commission was paid in connection therewith.

         As concerns the Agreement, the foregoing is qualified in its entirety by reference to the provisions of the Agreement, a copy of which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.


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Item 7.   Financial Statements and Exhibits
                                                                         Exhibit
(c) Exhibits (numbered in accordance with Item 601 of Regulation S-K)     Index
                                                                          ------

    2.  Share Purchase Agreement between W.W. Grainger, Inc. and           4-57
        Acklands Limited dated as of November 4, 1996.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                    W.W. GRAINGER, INC.
                                      ------------------------------------------
                                                       (Registrant)



Date: December 16, 1996               By:             /s/ J. D. Fluno
-----------------------------------   ------------------------------------------
                                               J. D. Fluno, Vice Chairman





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